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                                                                    EXHIBIT 10.2

          THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made as of August 17, 2000 by and between U.S. Concrete, Inc., a Delaware corporation (the "Company"), and Raymond C. Turpin, Jr. ("Indemnitee").

                             PRELIMINARY STATEMENT

          Highly competent persons have become more reluctant to serve corporations as directors or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of corporations.

          The Board of Directors of the Company (the "Board") has determined that, in order to attract and retain qualified individuals, the Company will attempt to maintain on an ongoing basis, at its sole expense, liability insurance to protect persons serving the Company and its subsidiaries from certain liabilities. Although the furnishing of that insurance has been a customary and widespread practice among United States-based corporations and other business enterprises, the Board believes that, given current market conditions and trends, that insurance may be available to it in the future only at higher premiums and with more exclusions. At the same time, directors, officers and other persons in service to corporations or business enterprises increasingly are being subjected to expensive and time-consuming litigation relating to, among other matters, matters that traditionally would have been
brought only against the corporation or business enterprise itself.   The
uncertainties relating to liability insurance and to indemnification have increased the difficulty of attracting and retaining those persons, and the Board has determined that (i) this increased difficulty is detrimental to the best interests of the Company's stockholders and that the Company should act to assure those persons that there will be increased certainty of such protection in the future and (ii) it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify those persons to the fullest extent applicable law permits so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified.

          The Bylaws of the Company require indemnification of the officers and directors of the Company. Indemnitee may also be entitled to indemnification pursuant to the Delaware General Corporation Law ("DGCL"). The Bylaws and the DGCL expressly provide that the indemnification provisions set forth therein are not exclusive, and thereby contemplate that contracts may be entered into between the Company and members of the board of directors, officers and other persons with respect to indemnification.

          This Agreement is a supplement to and in furtherance of the Bylaws of the Company and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder.

          The Indemnitee does not regard the protection available under the Company's Bylaws and insurance as adequate in the present circumstances, and may not be willing to serve as an officer or director without adequate protection, and the Company desires Indemnitee to serve in such

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capacity. Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that he be so indemnified.

          NOW, THEREFORE, in consideration of the premises and the covenants herein, the parties to this Agreement agree as follows:

          Section 1. Services by Indemnitee. Indemnitee agrees to serve as a director and/or officer of the Company and, as mutually agreed by Indemnitee and the Company, as a director, officer, trustee, general partner, managing member, employee, agent or fiduciary of other corporations, limited liability companies, partnerships, joint ventures, trusts or other enterprises (including, without limitation, employee benefit plans)(each, an "Enterprise"). Indemnitee may at any time and for any reason resign from any such position (subject to any other contractual obligation or any obligation applicable law imposes), in which event the Company will have no obligation under this Agreement to continue Indemnitee in that position. This Agreement is not and is not to be construed as an employment contract between the Company (or any of its subsidiaries) and Indemnitee. Indemnitee specifically acknowledges that Indemnitee's employment with the Company (or any of its subsidiaries), if any, is at will, and the Indemnitee may be discharged at any time for any reason, with or without cause, except as may be otherwise provided in any written employment contract between Indemnitee and the Company (or any of its subsidiaries), other applicable formal severance policies duly adopted by the Board or, with respect to service as a director of the Company, by the Company's Certificate of Incorporation, Bylaws and the DGCL. The foregoing notwithstanding, subject to Section 12, this Agreement will continue in force after Indemnitee has ceased to serve as an officer or director of the Company and no longer serves at the request of the Company as a director, officer, employee, agent or fiduciary of any other Enterprise.

          Section 2. Indemnification--General. The Company will indemnify, and advance Expenses (as hereinafter defined) to, Indemnitee (i) as this Agreement permits and (ii) (subject to the provisions hereof) to the fullest extent applicable law in effect on the date hereof and as amended from time to time permits. The rights the preceding sentence provide to Indemnitee will include, but will not be limited to, the rights the other Sections hereof set forth.

          Section 3. Proceedings Other Than by or in the Right of the Company. Indemnitee will be entitled to the rights of indemnification this
Section 3 provides if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or a participant in any threatened, pending or completed Proceeding (as hereinafter defined), other than a Proceeding by or in the right of the Company. Pursuant to this Section 3, the Company will indemnify Indemnitee against, and will hold Indemnitee harmless from and in respect of, all Expenses, judgments, penalties, fines (including excise taxes) and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of those Expenses, judgments, fines, penalties or amounts paid in settlement) actually and reasonably incurred by him or on his behalf in connection with that Proceeding or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

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          Section 4.     Proceedings by or in the Right of the Company.
Indemnitee will be entitled to the rights of indemnification this Section 4 provides if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or a participant (as a witness or otherwise) in any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4, the Company will indemnify Indemnitee against, and will hold Indemnitee harmless from and in respect of, all Expenses actually and reasonably incurred by him or on his behalf in connection with that Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no indemnification against those Expenses will be made in respect of any claim, issue or matter in that Proceeding as to which Indemnitee has been adjudged to be liable to the Company unless and to the extent that the Court of Chancery, or the court in which that Proceeding has been brought or is pending, determines that despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification.

          Section 5. Indemnification for Expenses of a Party Who Is Wholly or Partly Successful. Notwithstanding any other provision hereof, to the extent that Indemnitee is, by reason of his Corporate Status, a party to (or a participant in) and is successful, on the merits or otherwise, in defense of any Proceeding, the Company will indemnify him against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in defense of any Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in that Proceeding, the Company will indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 5 and without limitation, the termination of any claim, issue or matter in any Proceeding by dismissal, with or without prejudice, will be deemed to be a successful result as to that claim, issue or matter.

          Section 6. Indemnification for Expenses as a Witness. Notwithstanding any other provision hereof, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, the Company will indemnify him against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

          Section 7. Advancement of Expenses. The Company will advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within 10 days after the Company receives a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of that Proceeding. Each such statement must reasonably evidence the Expenses incurred by or on behalf of Indemnitee and include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it ultimately is determined that Indemnitee is not entitled to be indemnified by the Company against those Expenses. The Company will accept any such undertaking without reference to the financial ability of Indemnitee to make repayment, and without regard to Indemnitee's ultimate entitlement to indemnification under other provisions of this Agreement.

          Section 8. Procedure for Determination of Entitlement to Indemnification. (a) Within sixty (60) days after the actual receipt by Indemnitee of notice that he or she is a party to or

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a participant (as a witness or otherwise) in any Proceeding, Indemnitee shall submit to the Company a written notice identifying the Proceeding. The omission by the Indemnitee to notify the Company will not relieve the Company from any liability which it may have to Indemnitee (i) otherwise than under this Agreement, and (ii) under this Agreement only to the extent the Company can establish that such omission to notify resulted in actual prejudice to the Company.

          (b) Indemnitee shall thereafter deliver to the Company a written application to indemnify Indemnitee in accordance with this Agreement. Such application(s) may be delivered from time to time and at such time(s) as Indemnitee deems appropriate in his or her sole discretion. Following such a written application for indemnification by Indemnitee, the Indemnitee's entitlement to indemnification shall be determined according to Section 8(c) of this Agreement.

          (c) On written request by Indemnitee for indemnification pursuant to
Section 8(b), a determination, if applicable law requires, with respect to Indemnitee's entitlement thereto will be made in the specific case: (i) by a majority vote of the Disinterested Directors, even though less than a quorum of the Board, or (ii) if so requested by the Indemnitee in his or her sole discretion by an Independent Counsel in a written opinion to the Board, a copy of which will be delivered to Indemnitee. If it is so determined that Indemnitee is entitled to indemnification hereunder, the Company will: (i) within 10 days after that determination pay to Indemnitee all amounts theretofore incurred by or on behalf of Indemnitee in respect of which Indemnitee is entitled to that indemnification by reason of that determination; and (ii) thereafter on written request by Indemnitee, pay to Indemnitee within 10 days after that request such additional amounts theretofore incurred by or on behalf of Indemnitee in respect of which Indemnitee is entitled to that indemnification by reason of that determination. Indemnitee will cooperate with the person, persons or entity making the determination with respect to Indemnitee's entitlement to indemnification under this Agreement, including providing to such person, persons or entity on reasonable advance request any documentation or information which is (i) not privileged or otherwise protected from disclosure, (ii) reasonably available to Indemnitee and (iii) reasonably necessary to that determination. The Company will bear all costs and expenses (including attorneys' fees and disbursements) Indemnitee incurs in so cooperating (irrespective of the determination as to Indemnitee's entitlement to indemnification) and hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

          (d) If an Independent Counsel is to make the determination of entitlement to indemnification pursuant to Section 8(c), the Independent Counsel will be selected as this Section 8(d) provides. If a Change of Control has not occurred within two years prior to the date of Indemnitee's written request for indemnification pursuant to Section 8(a), the Board will select the Independent Counsel, and the Company will give written notice to Indemnitee advising him of the identity of the Independent Counsel so selected. If a Change of Control has occurred within two years prior to the date of that written request, Indemnitee will select the Independent Counsel (unless Indemnitee requests that the Board make the selection, in which event the preceding sentence will apply), and Indemnitee will give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within 10 days after the written notice of selection has been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to the selection; provided, however, that any such objection may be asserted only on the ground that the Independent Counsel so selected is not

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an "Independent Counsel" as Section 17 defines that term, and the objection must set forth with particularity the factual basis for that assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If any such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until that objection is withdrawn or a court of competent jurisdiction has determined that objection is without merit. If (i) an Independent Counsel is to make the determination of entitlement to indemnification pursuant to Section
8(c) and (ii) within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 8(a), no Independent Counsel has been selected and not objected to, either the Company or Indemnitee may petition the Court of Chancery or other court of competent jurisdiction for resolution of any objection that has been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the petitioned court or by such other person as the petitioned court designates, and the person with respect to whom all objections are so resolved or the person so appointed will act as the Independent Counsel under Section 8(c). The Company will pay any and all reasonable fees and expenses the Independent Counsel incurs in connection with acting pursuant to Section 8(c), and the Company will pay all reasonable fees and expenses incident to the procedures this Section 8(d) sets forth, regardless of the manner in which the Independent Counsel is selected or appointed. If (i) the Independent Counsel selected or appointed pursuant to this Section 8(d) does not make any determination respecting Indemnitee's entitlement to indemnification hereunder within 45 days after the Company receives a written request therefor and (ii) any judicial proceeding or arbitration pursuant to
Section 10(a) is then commenced, that Independent Counsel will be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

          Section 9.     Presumptions and Effect of Certain Proceedings.  (a)
In making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making that determination must presume that Indemnitee is entitled to indemnification hereunder if Indemnitee has submitted a request for indemnification in accordance with Section 8(a), and the Company will have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption. Neither the failure of the Company (including by its directors or independent legal counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including by its directors or independent legal counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

          (b) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, will not (except as this Agreement otherwise expressly provides) of itself adversely affect the right of Indemnitee to indemnification hereunder or create a presumption that Indemnitee did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

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          (c) Any action Indemnitee takes or omits to take in connection with any employee benefit plan will, if taken or omitted in good faith by Indemnitee and in a manner Indemnitee reasonably believed to be in the interest of the participants in or beneficiaries of that plan, be deemed to have been taken or omitted in a manner "not opposed to the best interests of the Company" for all purposes hereof.

          (d)  Reliance as Safe Harbor.  For purposes of any determination
               -----------------------
of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee's action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected by the Enterprise. The provisions of this Section 9(d) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed or found to have met the applicable standard of conduct set forth in this Agreement.

          (e) Actions of Others.  The knowledge and/or actions, or failure to
              -----------------
act, of any other director, trustee, partner, managing member, fiduciary, officer, agent or employee of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

          Section 10. Remedies of Indemnitee. (a) In the event that (i) a determination is made pursuant to Section 8 that Indemnitee is not entitled to indemnification hereunder, (ii) advancement of Expenses is not timely made pursuant to Section 7, (iii) no determination as to Indemnitee's entitlement to indemnification shall have been made pursuant to Section 8(c) of this Agreement hereunder, or that determination shall not have been made within 45 days after receipt by the Company of the request for that indemnification, (iv) payment of indemnification is not made pursuant to Section 5 or 6 within 10 days after receipt by the Company of a written request therefor or (v) payment of indemnification pursuant to Section 8(c) is not made timely, Indemnitee will be entitled to an adjudication from the Court of Chancery of his entitlement to that indemnification or advancement of Expenses. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Indemnitee must commence any such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence that proceeding pursuant to this Section 10(a); provided, however, that this sentence will not apply in respect of a proceeding brought by Indemnitee to enforce his rights under
Section 5.

          (b) If a determination has been made pursuant to Section 8(c) that Indemnitee is not entitled to indemnification hereunder, any judicial proceeding or arbitration commenced pursuant to this Section 10 will be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee will not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 10, the Company will have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be and the Company may not refer to or introduce into evidence any determination pursuant to

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Section 8(c) of this Agreement adverse to Indemnitee for any purpose.  If
Indemnitee commences a judicial proceeding or arbitration pursuant to this
Section 10, Indemnitee shall not be required to reimburse the Company for any advances pursuant to Section 7 until a final determination is made with respect to Indemnitee's entitlement to indemnification (as to which all rights of appeal have been exhausted or lapsed).

          (c) If a determination has been made pursuant to Section 8(c) that Indemnitee is entitled to indemnification hereunder, the Company will be bound by that determination in any judicial proceeding or arbitration commenced pursuant to this Section 10, absent (i) a misstatement by Indemnitee of a material fact, or an omission by Indemnitee of a material fact necessary to make Indemnitee's statements not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

          (d) If Indemnitee, pursuant to this Section 10, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee will be entitled to recover from the Company, and will be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 18) actually and reasonably incurred by him in that judicial adjudication or arbitration, but only if he prevails therein. If it is determined in that judicial adjudication or arbitration that Indemnitee is entitled to receive part of, but not all, the indemnification or advancement of expenses sought, the Expenses incurred by Indemnitee in connection with that judicial adjudication or arbitration will be appropriately prorated between those in respect of which this Section 10(d) entitles Indemnitee to indemnification and those Indemnitee must bear.

          (e) The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 10 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

          (f) The Company shall indemnify Indemnitee to the fullest extent permitted by law against all Expenses and, if requested by Indemnitee, shall (within ten (10) days after the Company's receipt of such written request) advance such Expenses to Indemnitee, which are incurred by Indemnitee in connection with any judicial proceeding or arbitration brought by Indemnitee for
(i) indemnification or advances of Expenses by the Company under this Agreement or any other agreement or provision of the Company's Certificate of Incorporation or Bylaws now or hereafter in effect or (ii) recovery or advances under any insurance policy maintained by any person for the benefit of Indemnitee, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance or insurance recovery, as the case may be.

          Section 11. Non-exclusivity; Survival of Rights; Insurance; Subrogation. (a) The rights to indemnification and advancement of Expenses this Agreement provides are not and will not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company's Certificate of Incorporation, the Company's Bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or termination of this Agreement or any provision hereof will limit or restrict any right of Indemnitee

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hereunder in respect of any action Indemnitee has taken or omitted in his
Corporate Status prior to that amendment, alteration or termination. To the extent that a change in Delaware law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under this Agreement, it is the intent and agreement of the parties hereto that Indemnitee will enjoy by this Agreement the greater benefits that change affords. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

          (b) If the Company maintains an insurance policy or policies providing liability insurance for directors, officers, trustees, partners, managing members, employees, agents or fiduciaries of the Company or of any other Enterprise that any such person serves at the request of the Company, Indemnitee will be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, trustee, partner, managing member, employee, agent or fiduciary under such policy or policies. If, at the time the Company receives notice from any source of a Proceeding as to which Indemnitee is a party or a participant (as a witness or otherwise), the Company has director and officer liability insurance in effect, the Company shall give prompt notice of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

          (c) The Company will not be liable under this Agreement to make any payment of amounts otherwise indemnifiable (or for which advancement is provided hereunder) hereunder if and to the extent that Indemnitee has otherwise actually received that payment or obtained the entire benefit therefrom under any insurance policy, contract, agreement or otherwise.

          (d) If the Company makes any payment hereunder, it will be subrogated to the extent of that payment to all the rights of recovery of Indemnitee, who will execute all papers required and take all action necessary to secure those rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce those rights.

          (e) The Company's obligation to indemnify or advance Expenses hereunder to Indemnitee with respect to Indemnitee's service at the request of the Company as a director, officer, employee, agent or fiduciary of any other Enterprise will be reduced by any amount Indemnitee has actually received as indemnification or advancement of Expenses from that other Enterprise.

          Section 12. Duration of Agreement. This Agreement will continue until and terminate on the later of: (i) 10 years after the date that Indemnitee has ceased to serve as a director or officer of the Company or as a director, officer, trustee, partner, managing partner, employee, agent or fiduciary of any other Enterprise that Indemnitee served on behalf of the Company at the request of the Company; or (ii) one year after the final termination of any Proceeding (including any rights of appeal thereto) then pending in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 10 relating thereto including any rights of appeal of any Section 10 Proceeding. This Agreement will be binding on the Company and its successors and assigns and will inure to the benefit of Indemnitee and his spouse (if Indemnitee resides in Texas or another community property state), heirs, executors and administrators.

          Section 13. Severability. If any provision or provisions of this Agreement is or are invalid, illegal or unenforceable for any reason whatsoever:
(i) the validity, legality and enforceability of the remaining provisions hereof (including, without limitation, each portion of any Section containing any such invalid, illegal or unenforceable provision which is not itself invalid, illegal or unenforceable) will not in any way be affected or impaired thereby; (ii) such provision or provisions will be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (iii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section containing any such invalid, illegal or unenforceable provision which is not itself invalid, illegal or unenforceable) will be construed so as to give effect to the intent manifested thereby.

          Section 14. Exception to Right of Indemnification or Advancement of Expenses. Notwithstanding any provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnity in connection with any claim made against Indemnitee:

          (a) for which payment has actually been received by or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount actually received under any insurance policy or other indemnity provision; or

          (b) for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Exchange Act or similar provisions of state statutory law or common law; or

          (c) except as otherwise provided in Sections 10(d) - (f) hereof, prior to a Change in Control, in connection with any Proceeding (or any part of any Proceeding) initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company or its directors, officers, employees or other indemnitees, unless (i) the Board of Directors of the Company authorized the Proceeding (or any part of any Proceeding) prior to its initiation or (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law.

          Section 15.    Enforcement and Binding Effect.

          (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as a director or officer of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director or officer of the Company.

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

          (b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

          Section 16. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which will for all purposes be deemed to be an original but all of which together will constitute one and the same agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

          Section 17. Headings. The headings of the Sections hereof are inserted for convenience only and do not and will not be deemed to constitute part of this Agreement or to affect the construction thereof.

          Section 18.    Definitions.  For purposes of this Agreement:

          "Acquiring Person" means any Person who or which, together with all its Affiliates and Associates, is or are the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, but does not include any Exempt Person; provided, however, that a Person will not be or become an Acquiring Person if that Person, together with its Affiliates and Associates, becomes the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding solely as a result of a reduction in the number of shares of Common Stock outstanding which results from the Company's direct or indirect repurchase of Common Stock, unless and until such time as that Person or any Affiliate or Associate of that Person purchases or otherwise becomes the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or any other Person (or Persons) who is (or collectively are) the Beneficial Owner of shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock becomes an Affiliate or Associate of that Person, unless, in either such case, that Person, together with all its Affiliates and Associates, is not then the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding.

          Notwithstanding anything in this definition of "Acquiring Person" to the contrary, so long as Main Street Merchant Partners II, L.P., a Delaware limited partnership ("Main Street"), together with all Affiliates and Associates thereof, remains the Beneficial Owner of 15% or more of the outstanding shares of Common Stock, Main Street and any Affiliate or Associate thereof will not be or become an Acquiring Person unless and until that Person, together with all Affiliates and Associates thereof, purchases or otherwise becomes the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or any other Person (or Persons) who is (or collectively are) the Beneficial Owner of shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock becomes an Affiliate or Associate of that Person unless, in either such case, that Person, together with all Affiliates and Associates of that Person, is not then the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding.

          "Affiliate" has the meaning Exchange Act Rule 12b-2 specifies.

          "Associate" means, with reference to any Person, (i) any corporation, firm, partnership, limited liability company, association, unincorporated organization or other entity (other than the Company or a subsidiary of the Company) of which that Person is an officer or general partner (or officer or general partner of a general partner) or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of its equity securities or interests, (ii) any trust or other estate in which that Person has a substantial beneficial interest or for or of which that Person serves as trustee or in a similar fiduciary capacity and (iii) any relative or spouse of that Person, or any relative of that spouse, who has the same home as that Person.

          A specified Person is deemed the "Beneficial Owner" of, and is deemed to "beneficially own," any securities:

               (i) of which that Person or any of that Person's Affiliates or Associates, directly or indirectly, is the "beneficial owner" (as determined pursuant to Exchange Act Rule 13d-3) or otherwise has the right to vote or dispose of, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person will not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (i) as a result of an agreement, arrangement or understanding to vote that security if that agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given in response to a public (that is, not including a solicitation exempted by Exchange Act Rule 14a-2(b)(2)) proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act; and
          (B) is not then reportable by that Person on Exchange Act Schedule 13D (or any comparable or successor report);

               (ii) which that Person or any of that Person's Affiliates or Associates, directly or indirectly, has the right or obligation to acquire (whether that right or obligation is exercisable or effective immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or on the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person will not be deemed the "Beneficial Owner" of, or to "beneficially own," securities tendered pursuant to a tender or exchange offer made by that Person or any of that Person's Affiliates or Associates until those tendered securities are accepted for purchase or exchange; or

               (iii) which are beneficially owned, directly or indirectly, by
          (A) any other Person (or any Affiliate or Associate thereof) with which the specified Person or any of the specified Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to subparagraph (i) of this definition) or disposing of any voting securities of the Company or (B) any group (as Exchange Act Rule 13d-5(b) uses that term) of which that specified Person is a member;

     provided, however, that nothing in this definition will cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities that Person acquires through its participation in good faith in a firm commitment underwriting (including, without limitation, securities acquired pursuant to stabilizing transactions to facilitate a public offering in accordance with Exchange Act Regulation M or to cover overallotments created in connection with a public offering) until the expiration of 40 days after the date of that acquisition. For purposes of this definition, "voting" a security includes voting, granting a proxy, acting by consent, making a request or demand relating to corporate action (including, without limitation, calling a stockholder meeting) or otherwise giving an authorization (within the meaning of Section 14(a) of the Exchange Act) in respect of that security.

          "Change of Control" means the occurrence of any of the following events that occurs after the IPO Closing Date: (i) any Person becomes an Acquiring Person; (ii) at any time the then Continuing Directors cease to constitute a majority of the members of the Board; (iii) a merger of the Company with or into, or a sale by the Company of its properties and assets substantially as an entirety to, another Person occurs and, immediately after that occurrence, any Person, other than an Exempt Person, together with all Affiliates and Associates of that Person (other than Exempt Persons), will be the Beneficial Owner of 15% or more of the total voting power of the then outstanding Voting Shares of the Person surviving that transaction (in the case or a merger or consolidation) or the Person acquiring those properties and assets substantially as an entirety unless that Person, together with all its Affiliates and Associates, was the Beneficial Owner of 15% or more of the shares of Common Stock outstanding prior to that transaction; (iv) the approval by the stockholders of the Company of a complete liquidation of the Company or an agreement or series of agreements for the sale or disposition by the Company of all or substantially all of the Company's assets; or (v) occurs any other event of a nature that would be required to be reported in response to Item 6(e) of
     Schedule 14A of Regulation 14A (or a response to any similar item on any similar schedule or form) promulgated under the Exchange Act (as defined below), whether or not the Company is then subject to such reporting requirement.

          "Common Stock" means (i) the common stock, par value $.001 per share, of the Company and (ii) any other class of capital stock of the Company which is (A) except for less voting rights, identical to the common stock clause (i) of this definition describes and (B) convertible into that common stock on a share for share basis on the occurrence of a Change of Control.

          "Continuing Director" means at any time any individual who then (i) is a member of the Board and was a member of the Board as of the IPO Closing Date or whose nomination for his first election, or that first election, to the Board following that date was recommended or approved by a majority of the then Continuing Directors (acting separately or as a part of any action taken by the Board or any committee thereof) and (ii) is not an Acquiring Person, an Affiliate or Associate of an Acquiring Person or a nominee or representative of an Acquiring Person or of any such Affiliate or Associate.

          "Corporate Status" describes the status of a natural person who is or was a director, officer, trustee, general partner, managing member, employee or agent of the Company or of any other Enterprise, provided that person is or was serving in that capacity at the request of the Company. For purposes of this Agreement, "serving at the request of the Company" includes any service by Indemnitee which imposes duties on, or involves services by, Indemnitee with respect to any employee benefit plan or its participants or beneficiaries.

          "Court of Chancery" means the Court of Chancery of the State of Delaware.

          "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee hereunder.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exempt Person" means: (i)(A) the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company and (B) any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or any subsidiary of the Company; and (ii) Indemnitee, any Affiliate or Associate of Indemnitee or any group (as Exchange Act Rule 13d-5(b) uses that term) of which Indemnitee or any Affiliate or Associate of Indemnitee is a member.

          "Expenses" include all attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding and all interest or finance charges attributable to any thereof. Should any payments by the Company under this Agreement be determined to be subject to any federal, state or local income or excise tax, "Expenses" also will include such amounts as are necessary to place Indemnitee in the same after-tax position (after giving effect to all applicable taxes) he would have been in had no such tax been determined to apply to those payments. Expenses also shall include Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

          "Independent Counsel" means a law firm, or a member of a law firm, that or who is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent:
     (i) the Company, its affiliates or Indemnitee in any matter material to any such party; or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" does not include at any time any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

          "IPO" means the first time a registration statement the Company has filed under the Securities Act of 1933, as amended, and respecting an underwritten primary offering by the Company of shares of Common Stock becomes effective under that Act and the Company issues and sells any of the shares registered by that registration statement.

          "IPO Closing Date" means the date on which the Company first receives payment for the shares of Common Stock it sells in the IPO.

          "Person" means any natural person, sole proprietorship, corporation, partnership of any kind having a separate legal status, limited liability company, business trust, unincorporated organization or association, mutual company, joint stock company, joint venture, estate, trust, union or employee organization or governmental authority.

          "Proceeding" includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which Indemnitee was, is or will be involved as a party or otherwise by reason of the fact that Indemnitee is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of any other Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

          "Voting Shares" means: (i) in the case of any corporation, stock of that corporation of the class or classes having general voting power under ordinary circumstances to elect a majority of that corporation's board of directors; and (ii) in the case of any other entity, equity interests of the class or classes having general voting power under ordinary circumstances equivalent to the Voting Shares of a corporation.

          Section 19. Modification and Waiver. No supplement to or modification or amendment of this Agreement will be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement will be deemed or will constitute a waiver of any other provisions hereof (whether or not similar), nor will any such waiver constitute a continuing waiver.

          Section 20. Notice by Indemnitee. Indemnitee agrees promptly to notify the Company in writing on being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses hereunder; provided, however, a failure to give that notice will not deprive Indemnitee of his rights to indemnification and advancement of Expenses hereunder unless the Company is actually and materially prejudiced thereby.

          Section 21. Notices. All notices, requests, demands and other communications hereunder must be in writing and will be deemed delivered and received (i) if personally delivered or if delivered by telex, telegram, facsimile or courier service, when actually received by the party to whom the notice or communication is sent or (ii) if delivered by mail (whether actually received or not), at the close of business on the third business day in the city in which the Company's principal executive office is located next following the day when placed in the mail, postage prepaid, certified or registered, addressed to the appropriate party at the address of that party set forth below (or at such other address as that party may designate by written notice to the other party in accordance herewith):

          (a)  If to Indemnitee, to:         Raymond C. Turpin, Jr.
                                             3825 Wieuca Terrace, N.E.
                                             Atlanta, Georgia 30342

               with a copy (which will not constitute notice for the purposes of this Agreement) to such legal counsel, if any, as the Indemnitee may designate in writing; and

          (b)  If to the Company, to:        U.S. Concrete, Inc.
                                             1300 Post Oak Blvd., Suite 1220
                                             Houston, Texas 77056
                                             Attention: President

          Section 22. Contribution. To the fullest extent applicable law permits, if the indemnification this Agreement provides is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, will contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all the circumstances of that Proceeding in order to reflect: (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving rise to that Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

          Section 23. Governing Law; Submission to Jurisdiction. This Agreement and the legal relations among the parties will be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. Except with respect to any arbitration Indemnitee commences pursuant to Section 10(a), the Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement will be brought only in the Court of Chancery and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Court of Chancery for purposes of any action or proceeding arising out of or in connection with this Agreement,
(iii) waive any objection to the laying of venue of any such action or proceeding in the Court of Chancery and (iv) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Court of Chancery has been brought in an improper or otherwise inconvenient forum.

          Section 24. Miscellaneous. Use of one gender herein includes usage of each other gender where appropriate. This Agreement uses the words "herein," "hereof" and words of similar import to refer to this Agreement as a whole and not to any provision of this Agreement, and the word "Section" refers to a Section of this Agreement, unless otherwise specified.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

ATTEST:                               U.S. CONCRETE, INC.


By: /s/ Raymond C. Turpin             By: /s/ Eugene P. Martineau
    ----------------------------         ---------------------------------------
Print Name: Raymond C. Turpin             Eugene P. Martineau
            --------------------          President and Chief Executive Officer


ATTEST:                               INDEMNITEE:


By: /s/ Eugene P. Martineau           /s/ Raymond C. Turpin
   -----------------------------      -----------------------------------------
Print Name: Eugene P. Martineau       Raymond C. Turpin
            -------------------